Thornburg Core Growth Fund
Semiannual Report
March 31, 2001

Letter to shareholders

Thornburg Core Growth Fund
April 26, 2001

Dear Fellow Shareholder:

The first calendar quarter of 2001 was a challenging time for growth stock investors. The effects of the economic slowdown and the technology inventory glut were prolonging the fallout from the excesses of 1999 and early 2000. The Fed-inspired rally quickly gave way in the face of deteriorating fundamentals. Although the effects of slowing economic growth affected the technology and communications industries first, the malaise spread to the industrial economy as well. The realization that the "valley" this slowdown represented was longer and deeper than originally anticipated was reflected in that fact that the Nasdaq Composite lost almost 26% of its value in the quarter ending March 31, 2001. The Thornburg Core Growth Fund was far from immune as well, falling -21.48% in the same period.

Our returns relative to the Nasdaq Composite showed steady improvement through the quarter as the fund gained back the ground lost in the early rally. One of the primary reasons for this outperformance was the rationalization of the portfolio's technology holdings. The portfolio is more diversified on an industry and sector basis.

Three themes dominated the thinking behind new additions to the portfolio. The first theme was the secular demand for natural gas. We purchased Cross Timbers and Spinnaker Exploration to capitalize on our belief that demand for natural gas will continue to exceed market expectations for several years into the future. The second theme was to increase the interest-rate sensitivity of the portfolio as the Fed continued to ease. Growth stocks typically respond to falling rates by expanding their earnings multiples; in many cases, this impact was diluted by the already high valuations. Stocks that benefit directly on an operating basis from falling rates were added to the portfolio, such as Washington Mutual and Doral Financial. The third theme was prevalent towards the end of the quarter: bargain shopping for technology stocks. We increased existing positions and instituted a few ones as the month of March saw many high quality, high growth companies sell below their growth rates for the first time in several years. There are many opportunities to find good or even great growth companies selling at very attractive valuations, and we are looking forward to what the rest of this year will bring.

We encourage you to learn more about your portfolio. Descriptions of each holding and links to company websites can be found by pointing your internet browser to www.thornburg.com, and clicking on "Funds." Thank you for investing in the Thornburg Core Growth Fund.

Regards,




Alexander M.V. Motola, CFA
Portfolio Manager


Statement of assets and liabilities
March 31, 2001

ASSETS
Investments at value (cost $6,259,957) .........................      $5,395,745
Cash ...........................................................         395,240
Receivable for securities sold .................................         236,130
Receivable for fund shares sold ................................         170,434
Dividends receivable ...........................................           1,712
Prepaid expenses and other assets ..............................          30,426
                         Total Assets ..........................      $6,229,687

LIABILITIES
Payable for securities purchased ...............................         492,965
Unrealized loss on forward exchange contracts (Note 6) .........           7,887
Payable to investment advisor ..................................             572
Accounts payable and accrued expenses ..........................           1,894
                         Total Liabilities .....................         503,318

NET ASSETS .....................................................      $5,726,369

NET ASSETS CONSIST OF:
Net investment loss ..........................................      $    (7,750)
Net unrealized appreciation (depreciation) ...................         (872,067)
Accumulated net realized (loss) ..............................         (463,105)
Net capital paid in on shares of beneficial interest .........        7,069,291
                                                                    $ 5,726,369
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
($4,404,271 applicable to 477,927 shares of beneficial
interest outstanding - Note 4)                               $       9.22

Maximum sales charge, 4.50% of offering
price (4.70% of net asset value per share)                           0.43
                                                            $        9.65

Class C Shares:
Net asset value and offering price per share *
($1,322,098 applicable to 143,634 shares of beneficial
interest outstanding - Note 4)                               $       9.20

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Statement of operations
                                          For the period from December 27, 2000
                                       (commencement of operations) to March 31,
                                                              2001

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $463) $    6,253
Interest income                                              2,420
Total Income                                                 8,673

EXPENSES
Investment advisory fees (Note 3) ......................     8,869
Administration fees (Note 3)
         Class A Shares ................................     1,143
         Class C Shares ................................       124
Distribution and service fees (Note 3)
         Class A Shares ................................     2,286
         Class C Shares ............... ................     1,904
Transfer agent fees ....................................     5,451
Registration & filing fees .............................    10,099
Custodian fees .........................................     8,460
Professional fees ......................................       816
Accounting fees ........................................       472
Trustee fees ...........................................        47
Other expenses .........................................       266
                  Total Expenses .......................    39,937
Less:
Fees waived and expenses reimbursed
by investment advisor (Note 3)                             (23,514)
                  Net Expenses                              16,423

                  Net Investment Loss                       (7,750)

REALIZED AND UNREALIZED GAIN (LOSS) - NOTE 5
         Net realized gain (loss) on:
         Investments                                      (463,124)
         Foreign currency transactions                          19
                                                          (463,105)

Net unrealized appreciation (depreciation)
         Investments                                      (864,212)
         Foreign currency translations                      (7,855)
                                                          (872,067)
                  Net Realized and Unrealized
                  Gain (Loss) on Investments            (1,335,172)

                  Net Increase (Decrease)
                  in Net Assets Resulting
                  From Operations   $                   (1,342,922)


See notes to financial statements.

Statement of changes in net assets

                                         For the period from December 27, 2000
                                       (commencement of operations) to March 31,
                                                             2001

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:

Net investments loss ...............................   $    (7,750)
Net realized loss on investments and
foreign currency transactions                             (463,105)
Increase in unrealized depreciation
on investments and foreign currency
translations .......................................      (872,067)

                  Net Increase (Decrease) in Net Assets
                  Resulting from Operations ........... (1,342,922)
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares                                               0
         Class C Shares                                      0
FUND SHARE TRANSACTIONS - (Note 4)
         Class A Shares                                  5,610,285
         Class C Shares                                  1,459,006

    Net Increase (Decrease) in Net Assets                5,726,369

NET ASSETS:
         Beginning of period                                    0
         End of period                           $       5,726,369


See notes to financial statements.

Notes to financial statements
Note 1 - Organization

Thornburg Core Growth Fund hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eight series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg Global Value Fund and Thornburg New York Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected for their growth potential.

The Fund currently offers two classes of shares of beneficial interest, Class A and Class C shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to distribution fees, administrative fees and certain transfer agent expenses.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value.
Foreign Currency Translation:
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments. Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. Net realized capital losses are carried forward to offset realized gains in future years. To the extent such carryforwards are used, no capital distributions will be made.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent a Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.
Dividends: Dividends to the shareholders are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.
General:  Securities  transactions  are  accounted  for on a trade  date  basis.
Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee And Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2001, these fees were payable at annual rates ranging from 7/8 of 1% to 27/40 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the period ended March 31, 2001, the Adviser voluntarily reimbursed investment advisory fees of $8,869, distribution and service fees of $913 for Class C, and certain other class specific expenses of $8,381 for Class A and $5,351 for Class C.
The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the period ended March 31, 2001, the Distributor earned commissions aggregating $4,293 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $0 from redemptions of Class C shares of the Fund. Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% annum of its average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. The Fund has also adopted Distribution Plans pursuant to Rule 12b-1, applicable only to the Fund's Class C shares under which the Fund compensated the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to 3/4 of 1% or .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans for the period ended March 31, 2001 are set forth in the statement of operations.
Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust. Note 4 - Shares of Beneficial Interest At March 31, 2001 there were an unlimited number of shares of beneficial interest authorized. Sales of Class A and Class C shares of the Core Growth Fund commenced December 27, 2000. Transactions in shares of beneficial interest were as follows:

                                     Period Ended March 31, 2001

                                       Shares          Amount

Class A Shares
Shares sold ....................       482,176    $ 5,651,258
Shares issued to shareholders
    in reinvestment of dividends             0              0
Shares repurchased .............        (4,249)       (40,973)

Net Increase ...................       477,927    $ 5,610,285

Class C Shares
Shares sold ....................       143,638      1,459,047
Shares issued to shareholders
    in reinvestment of dividends             0              0
Shares repurchased .............            (4)           (41)

Net Increase ...................       143,634    $ 1,459,006

Note 5 - Securities Transactions
For the period ended March 31, 2001 the Fund had purchase and sale transactions of investment securities of $7,688,173 and $965,093, respectively. The cost of investments for Federal income tax purpose is $6,259,957 for the Fund.
At March 31, 2001, net unrealized depreciation of investments was $864,212 resulting from $114,626 gross unrealized appreciation and $978,838 gross unrealized depreciation. Note 6 - Financial Investments With Off-Balance Sheet Risk During the period ended March 31, 2001, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock holdings from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock holdings. These instruments may involve market risks in excess of the amount recognized on the Statements of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. The contract amounts indicate the extent of the Fund's involvement in such contracts. At March 31, 2001, the Fund had outstanding forward exchange contracts for the sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

Contracts to sell:
 1,500,000    Mexican Pesos for 145,674 U.S. Dollars, July 5, 2001    (7,887)

Unrealized gain from forward exchange contracts sold $                (7,887)

Financial highlights
Class A Shares:
Per share operating performance
(for a share outstanding throughout the period)


                                                  Period Ended
                                                    March, 31,
                                                    2001 (a)

Net asset value, beginning of period                $ 11.94
Income from investment operations:
                  Net investment income              (0.02)
                  Net realized and unrealized
                 gain (loss) on investments          (2.70)


Total from investment operations                     (2.72)

Less dividends from:
              Net investment income                    -

Change in net asset value                            (2.72)

Net asset value, end of period               $        9.22

Total Return (b)                                     (22.78)%

Ratios/Supplemental Data Ratios to average net assets:
           Net investment income                     (0.70)% (c)
           Expenses, after expense reductions         1.54% (c)
           Expenses, before expense reductions        3.32% (c)

Portfolio turnover rate                              22.64%

Net assets at end of period (000)            $       4,416



(a) Fund commenced operations on December 27, 2000.
(b) Sales loads are not reflected in computing total return.
(c) Annualized




                                                  Period Ended
                                                    March, 31,
                                                    2001 (a)

Class C Shares:
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period         $        11.94
Income from investment operations:
            Net investment income                     (0.03)
            Net realized and unrealized
            gain (loss) on investments                (2.71)


Total from investment operations                      (2.74)

Less dividends from:
              Net investment income                      -

Change in net asset value                             (2.74)

Net asset value, end of period               $         9.20

Total Return (b)                                     (22.95)%

Ratios/Supplemental Data Ratios to average net assets:
             Net investment income                   (1.37)%(c)
             Expenses, after expense reductions        2.36%(c)
             Expenses, before expense reductions       8.67%(c)

Portfolio turnover rate                               25.49%

Net assets at end of period (000)              $       1,310


(a) Fund commenced operations on December 27, 2000.
(b) Sales loads are not reflected in computing total return.
(c) Annualized


SCHEDULE OF INVESTMENTS
CUSIPS:  Class A - 885-215-582, Class C - 885-215-574
NASDAQ Symbols:  Class A - TCGAX proposed, Class C -TCGCX proposed

                                                      Shares    Value
COMMON STOCKS 100.00%
BANKS (3.60%)
         Washington Mutual Inc. ................      3,600   $196,856
BIOTECHNOLOGY (3.60%)
         Affymetrix Inc. + .....................        650     18,078
         Amgen Inc. + ..........................      2,000    120,375
         IDEC Pharmaceuticals Corp. + ..........      1,400     56,000
CAPITAL EQUIPMENT (2.40%)
         Optimal Robotics Corp. + ..............      5,000    130,312
CONSUMER ELECTRONICS (0.80%)
         Research In Motion Ltd + ..............      2,000     43,940
ELECTRIC UTILITIES (2.20%)
         Utilicorp United Inc. .................      3,750    121,350
ENERGY (6.30%)
         EOG Resources Inc. ....................      3,000    123,690
         Williams Cos Inc. .....................      5,000    214,250
FINANCIAL SERVICES (3.10%)
         Doral Financial Corp. .................      5,500    165,000
HEALTHCARE SERVICES (11.10%)
         Cardinal Health Inc. ..................      1,900    183,825
         Johnson & Johnson .....................      1,700    148,699
         Medtronic Inc. ........................      2,550    116,637
         Unitedhealth Group Inc. ...............      2,500    148,150
INVESTMENT MANAGEMENT & BROKERAGE (7.80%)
         American International Group Inc. .....      1,850    148,925
         E-Trade Group Inc. + + ................     14,500    101,210
         Stilwell Financial Inc. ...............      6,400    171,648
OIL & GAS (6.60%)
         Cross Timbers Oil Co. .................      5,200    128,700
         Spinnaker Exploration Co. + ...........      3,000    131,100
         Unocal Corp. ..........................      2,750     95,067
RETAIL (8.10%)
         Christopher + Banks Corp. .............      4,650    140,081
         Lowes Inc. ............................      2,500    146,125
         Walmart De Mexico .....................     65,000    150,765
FABRICATED METAL PRODUCTS (2.60%)
         Shaw Group Inc. + .....................      3,000    140,130
TECHNOLOGY - SEMI CONDUCTORS & EQUIPMENT (2.90%)
         Novellus Systems Inc. + ...............      3,850    156,166
TECHNOLOGY - SOFTWARE & SERVICES (16.30%)
         Actuate Corp. + .......................     10,500    100,406
         Advent Software, Inc. + ...............      4,400    194,975
         Amdocs Ltd + ..........................      3,100    148,490
         Bisys Group Inc. + ....................      3,500    187,031
         Comverse Technology Inc. ..............      1,050     61,835
         Macrovision Corp. + ...................      2,000     87,125
         Siebel Systems Inc. + .................      3,650     99,280
TELECOMMUNICATION EQUIPMENT (11.50%)
         Ciena Corp. + .........................      2,950    123,162
         Cisco Systems Inc. + ..................      7,500    118,594
         Nokia Corp. ...........................      6,000    144,000
         Qualcomm Inc. + .......................      2,300    130,237
         Triquint Semiconductor Inc. + .........      7,000    103,688
TECHNOLOGY - NETWORKING (2.90%)
         Juniper Networks Inc. + ...............      4,050    153,738
MEDIA - BROADCAST (3.40%)
         Clear Channel Communications ..........      3,400    185,130
MEDIA - ENTERTAINMENT (4.80%)
         AOL Time Warner Inc. + ................      6,500    260,975

         TOTAL COMMON STOCKS (Cost $6,259,957)                5,395,745


         TOTAL INVESTMENTS   (Cost $6,259,957)              $ 5,395,745

See notes to financial statements.